                                 EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-76376.


                                        /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP

Orange County, California
December 17, 1997